UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  February 5, 2018

                            ADVANTEGO CORPORATION
                            ---------------------
            (Exact name of Registrant as specified in its charter)

       Colorado                   0-23726                   84-1116515
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(State or other jurisdiction (Commission File No.)        (IRS Employer
     of incorporation)                                  Identification No.)

             3802 East Florida Ave., Suite 400, Denver, CO 80210
             ---------------------------------------------------
         (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (949) 627-8977

                        Golden Eagle International, Inc.
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                    ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On February 5, 2018, the Company dismissed Pritchett, Siler & Hardy, PC ("PSH") as its independent registered accounting firm. On February 22, 2018, the Company engaged Heaton & Company, PLLC, dba Pinnacle Accountancy Group, as its new independent registered accounting firm.

      Since PSH's appointment as the Company's independent registered accounting firm on October 16, 2016 and through February 5, 2018, there were (i) no disagreements between the Company and PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PSH, would have caused PSH to make reference thereto in their reports on the Company's financial statements; and (ii) no "reportable events", as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided PSH with a copy of this Form 8-K and requested that PSH furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PSH agrees with the above statements. A copy of such letter will be filed as an amendment to this report.

      During the two years ended December 31, 2017, and the subsequent interim period through February 22, 2018, the Company has not consulted with Pinnacle Accountancy Group regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Pinnacle Accountancy Group concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 8.01   OTHER EVENTS

      The Company expects that its new SIC Code will be 7374 - Computer Processing and Data Preparation Services.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit     Description
Number

  16 Letter from Pritcher, Siler & Hardy, PC (to be filed as an amendment)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2018
                                    ADVANTEGO  CORPORATION


                                    By:/s/ Robert W. Ferguson
                                       ------------------------
                                       Robert W. Ferguson
                                       Chief Executive Officer